UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth below in Item 8.01 under the caption “Borrowing Under the Revolving Credit Facility” is hereby incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
To address the impacts of the novel coronavirus (“COVID-19”) pandemic, effective April 1, 2020 through June 30, 2020, Sensata Technologies Holding plc (the “Company”) decreased the base salary of its Chief Executive Officer & President, Jeffrey Cote, to $1.00. In addition, effective April 1, 2020 through June 30, 2020, the base salary of each of the following named executive officers has been reduced by 25%:
Paul Vasington, Executive Vice President & Chief Financial Officer
Steven Beringhause, Executive Vice President & Chief Technology Officer
Paul Chawla, Executive Vice President, Performance Sensing Auto

Item 8.01	Other Events.
On April 2, 2020, the Company issued a press release announcing the following actions taken to provide additional liquidity and financial flexibility to mitigate the effect on its business from the international emergency that has arisen as a result of the COVID-19 pandemic.
Borrowing Under the Revolving Credit Facility
As previously disclosed, the Company maintains a revolving credit facility of $420 million (the “Revolving Credit Facility”) as part of its Credit Agreement, the material terms of which are described in the section titled “Credit Agreement” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2020 (the “Form 10-K”) and incorporated herein by reference.
On April 1, 2020, we executed a draw down of $400 million on the Revolving Credit Facility, resulting in approximately $404 million outstanding under the Revolving Credit Facility. The Revolving Credit Facility will mature on March 27, 2024. A copy of the Credit Agreement is listed as an exhibit to the Form 10-K.
Suspension of Share Repurchase Program
The Company announced the suspension of its share repurchase program. As the uncertainty resulting from the COVID-19 pandemic is resolved, the Board of Directors will re-evaluate such suspension.
Removal of Guidance
Due to unprecedented global economic conditions and uncertainty resulting from the COVID-19 pandemic, the Company is removing its financial guidance that it previously provided for 2020. The Company expects to provide a business update on its first quarter earnings call.
Reduction of Director Cash Retainer
The Company’s Board of Directors has reduced all cash retainer amounts owed to the non-management directors by 50% for the period beginning April 1, 2020 through June 30, 2020.
Updated Risk Factor
The Company is updating the risk factors previously described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
We are subject to various risks related to public health crises, including the global coronavirus (COVID-19) pandemic.
We are impacted by public health crises such as the global COVID-19 pandemic. The COVID-19 outbreak has triggered significant economic and demand uncertainty. In addition, global government directives and initiatives to reduce the transmission of COVID-19, such as the imposition of travel restrictions, closing of borders, stay at home directives and closing of entire plants, cities and countries, have materially impacted our operations. In these challenging and dynamic circumstances, we are working to protect our employees and the public, maintain business continuity and sustain our operations, including ensuring the safety and protection of about our people who work in our plants and distribution centers across the world, many of whom support the manufacturing and delivery of products deemed part of the critical infrastructure or essential businesses by the applicable local or country governments. The impact of the COVID-19 pandemic has negatively impacted our supply chain and in some cases, reduced the demand for our products or created significant difficulties in delivering our products to our customers. Furthermore, COVID-19 has impacted and may further impact the broader economies of affected countries, including negatively impacting economic growth, the proper functioning of financial and capital markets, foreign currency exchange rates, and interest rates. For example, the continued spread of COVID-19 has led to disruption and volatility in the global capital markets, which increases the cost of capital and adversely impacts access to capital. Due to the speed with which the situation is developing and the uncertainty of its duration and the timing of recovery, we are not able at this time to predict the extent to which the COVID-19 pandemic may have a material effect on our financial or operational results.
A copy of the press release is attached as Exhibit 99.1.
Forward-Looking Statements
This report, as well as other statements made by the Company, contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance, including the impact of the current COVID-19 pandemic on the Company’s future operations and balance sheet. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from the expectations set forth in this report, in particular due to the uncertainties posed by the pandemic and the difficulty in predicting its future course and its impact on the global economy. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued by Sensata Technologies Holding plc, dated April 2, 2020, announcing 2020 business update due to the COVID-19 pandemic
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date: April 3, 2020	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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